                                       GINTEL

                                       GINTEL

GINTEL FUND

ANNUAL REPORT TO
SHAREHOLDERS

DECEMBER 31, 1997

                                    GINTEL FUND

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA's and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.


                           SUMMARY OF INVESTMENT RESULTS

                           1997                         29.2%
                           1996                         31.0%
                           1995                         31.0%
                           1994                        -16.5%
                           1993                          2.0%
                           1992                         24.7%
                           1991                         15.6%
                           1990                         -6.7%
                           1989                         23.8%
                           1988                         29.4%
                           1987                        -14.3%
                           1986                         20.8%
                           1985                         20.0%
                           1984                         -2.6%
                           1983                         34.3%
                           1982                         34.1%
                           1981 (6/10/81-12/31/81)       7.6%

                    Average Annual Total
                    Return Since Inception              15.9%


*Investment results are net of expenses, with dividends and capital gains reinvested.


Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

Fellow Shareholders:                                          January 28, 1998


      We are glad to report for the year 1997 a 29.2% increase in the Fund's net asset value per share, after dividend reinvestment. This is our third consecutive year of superior investment results. Over the past three years Gintel Fund's total return to its shareholders averaged more than 30% annually, enabling us to recoup our A+ rating with Investor's Business Daily. In fact, that publication recently featured the enclosed article on our Fund.

      Our Fund's excellent performance in 1997 was made possible, in part, by the price appreciation in a number of our key holdings, including a 110% gain in Mercury General Corporation, a 100% gain in Chart Industries, a 58% gain in CheckFree Holdings, a 53% gain in Federal National Mortgage Corporation, a 50% gain in Ogden Corporation, and a 50% gain in Charter One Financial. In 1998 we anticipate that investments in such stocks as Checkpoint Systems, Nobel Education Dynamics, and Green Tree Financial will produce some of our best returns. We also anticipate continuing, favorable returns from our very large investment in CheckFree, as well as from Bergen Brunswig and Ogden, among others. Stocks that penalized us last year were Oneita Industries, which we sold, and C-Cube Microsystems, which we continue to hold.

      Although many companies are still reporting favorable fourth quarter earnings comparisons with year-ago levels, larger corporations in several important industries are warning that such momentum is not likely to carry over into 1998. Should the economy slow down, it may be difficult to pass on to consumers the higher costs associated with rising wage and health benefit expenses. Moreover, the economic and political turmoil in Southeast Asia could create excess manufacturing capacity, which, along with sharp declines in the relative value of foreign currencies, will pressure reported profits of U.S.-based multinationals.

      We think the economic environment is still favorable enough for stocks in selected companies to perform well in spite of the above, and we expect our chosen investments will do well. There is considerable momentum in the economy resulting from low employment, low inflation, and low interest rates. Furthermore, the U.S. economy is still the healthiest in the world, and our strong dollar will most likely continue to attract foreign investments. So, although market volatility will continue as the sentiment swings and stock prices gyrate, we do not foresee the beginning of a major bear market. Notwithstanding the rocky start, we hope 1998 will be another year of worthwhile gains.

      On December 23, 1997, Gintel Fund shareholders of record as of December 22, 1997, received a dividend of $1.575 per share representing ordinary income of $0.155 per share and long-term capital gains of $1.42 per share, of which 72.42% is subject to the 28% capital gains tax rate.

      We thank our shareholders for their continuing loyalty and all our staff members and employees for their dedicated efforts in our quest for favorable investment results.

Cordially,

/s/ ROBERT M. GINTEL    /s/ CECIL A. GODMAN, III          /s/ EDWARD F. CARROLL

Robert M. Gintel        Cecil A. Godman, III              Edward F. Carroll
Chairman                Investment Manager                Investment Manager

GINTEL FUND Statement of Net Assets                     As of December 31, 1997

NUMBER
OF                                                                          MARKET
SHARES                                                COST**                 VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS

               TECHNOLOGY-RELATED (26.5%)
               --------------------------
1,650,000      CheckFree Holding Corporation*    $27,926,136           $44,550,000
  200,000      C-Cube Microsystems Inc.*           5,101,583             3,262,500

               MORTGAGE BANKING (18.0%)
               ------------------------
  800,000      Capstead Mortgage Corporation      10,184,448            15,950,000
  415,000      Green Tree Financial Corporation   13,501,550            10,867,813
  100,000      Federal National Mortgage
               Association                           834,713             5,706,250

               MANUFACTURING & SERVICE (17.9%)
               -------------------------------
  818,500      Chart Industries, Inc.              2,040,042            18,672,031
  400,000      Ogden Corporation                   7,942,677            11,275,000
   50,000      Johnson Controls, Inc.              1,195,850             2,387,500

               INSURANCE (13.1%)
               -----------------
  430,000      Mercury General Corporation         9,393,586            23,757,500

               SECURITY PROTECTION SYSTEMS (5.6%)
               ----------------------------------
  575,000      Checkpoint Systems, Inc.            7,163,982            10,062,500

               SAVINGS & LOAN (3.7%)
               ---------------------
  105,000      Charter One Financial Corporation     675,428             6,628,125

               DRUG & HEALTH CARE (3.5%)
               -------------------------
  150,000      Bergen Brunswig Corp.               6,168,079             6,318,750

               COPPER PRODUCER (1.7%)
               ----------------------
   50,000      Phelps Dodge Corporation            2,992,527             3,112,500

               PAPER -- FOREST PRODUCTS (1.4%)
               -------------------------------
   52,500      Weyerhaeuser Company                2,101,374             2,575,781

               BROADCAST EQUIPMENT (1.3%)
               --------------------------
  100,000      Vertex Communications Corporation*  1,550,000             2,412,500

               ENVIRONMENTAL SERVICES (1.1%)
               -----------------------------
  250,000      OHM Corporation*                    1,933,756             1,906,250

               AUTO PARTS (1.0%)
               -----------------
   50,000      Echlin Inc.                         1,626,325             1,809,375

               EDUCATION (1.0%)
               ----------------
  350,000      Nobel Education Dynamics, Inc.      2,768,640             1,771,875

               BEVERAGES / FOOD (0.8%)
               -----------------------
   40,000      PepsiCo. Inc.                         643,671             1,457,500

               RETAIL-RELATED (0.2%)
               ---------------------
   10,000      Mac Frugal's Bargains
               Close-Outs Inc.*                      135,000               411,250

GINTEL FUND Statement of Net Assets (continued)          As of December 31, 1997


                                                                                                                  MARKET
                                                                                           COST**                 VALUE
---------------------------------------------------------------------------------------------------------------------------
                Miscellaneous Securities*** (3.3%)                                         4,808,553              5,962,032

                Imputed Brokerage Commission on
                Securities Owned                                                             450,000
---------------------------------------------------------------------------------------------------------------------------
                Total Common Stock (100.1%)                                              111,137,920            180,857,032
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT
---------------------------------------------------------------------------------------------------------------------------
                CASH EQUIVALENTS

2,899,000       Chase Securities, Inc. Repurchase Agreement
                5.95% due 1/2/98 (Collateralized by U.S.
                Government Obligations)                                                    2,899,000              2,899,000
---------------------------------------------------------------------------------------------------------------------------
                Total Cash Equivalents (1.6%)                                              2,899,000              2,899,000
---------------------------------------------------------------------------------------------------------------------------

                Total Investments (101.7%)                                              $114,036,920            183,756,032
                                                                                         ===========
                Liabilities net of other assets (-1.7%)                                                         (3,031,564)

---------------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Outstanding Shares (100.0%)                                           $180,724,468
===========================================================================================================================
Net asset value per share--based on 8,295,837 shares
  of beneficial interest (offering and redemption price)                                                             $21.78
===========================================================================================================================

*  Non-income producing investments

** Cost basis for Federal income tax purposes

***Includes 10 investments, some of which are non-income producing investments.


See notes to financial statements.

GINTEL  FUND STATEMENT OF OPERATIONS                  YEAR END DECEMBER 31, 1997


 INVESTMENT INCOME:
      Dividends                                                                  $3,046,872
      Interest                                                                    1,190,877
                                                                                -----------
          Total investment income                                                 4,237,749

EXPENSES:
      Investment advisory fee                                  1,616,405
      Administrative expense                                   1,237,905
      Other expenses                                              55,166
                                                               ---------
          Total expenses                                                          2,909,476
                                                                                -----------


NET INVESTMENT INCOME                                                             1,328,273
NET REALIZED GAIN ON INVESTMENTS                               10,157,788
NET INCREASE IN UNREALIZED APPRECIATION OF INVESTMENTS         30,268,425
                                                               ----------
NET GAIN ON INVESTMENTS                                                          40,426,213
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $41,754,486
                                                                                ===========


See notes to financial statements.

GINTEL FUND STATEMENTS OF CHANGES IN NET ASSETS           YEAR ENDED DECEMBER 31

                                                                  1997                     1996
                                                                  ----                     ----
OPERATIONS:
      Net investment income                                 $   1,328,273              $ 2,563,464
      Net realized gain on investments                         10,157,788               12,803,219
      Net increase in unrealized appreciation
        of investments                                         30,268,425               11,394,619
                                                             ------------             ------------
           Net increase from operations                        41,754,486               26,761,302

DISTRIBUTIONS TO SHAREHOLDERS:
      Investment income                                        (1,538,652)              (2,653,175)
      Net realized gains from investment                      (10,812,017)             (12,796,654)
                                                             ------------             ------------
           Net decrease from distributions to shareholders    (12,350,669)             (15,449,829)

CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued                               9,158,835               42,947,300
      Reinvestment of dividends                                11,013,433               10,384,683
      Cost of shares repurchased                              (16,757,312)             (13,476,618)
                                                             ------------             ------------
           Net increase from capital share transactions         3,414,956               39,855,365

Total Increase                                                 32,818,773               51,166,838
Net Assets - Beginning of Year                                147,905,695               96,738,857
                                                             ------------             ------------
Net Assets - End of Year                                     $180,724,468             $147,905,695
                                                             ============             ============


NET ASSETS CONSIST OF:
      Capital Stock                                          $111,912,353             $108,497,397
      Undistributed net investment  losses                       (566,383)                (356,003)
      Undistributed net realized gains (losses)
        from security transactions                               (593,613)                  60,615
      Unrealized appreciation on investments                   69,972,111               39,703,686
                                                             ------------             ------------
                                                             $180,724,468             $147,905,695
                                                             ============             ============

See notes to financial statements.

GINTEL FUND CONDENSED FINANCIAL INFORMATION              YEAR ENDED DECEMBER 31
(Per Share Income and Capital Changes)

                                                   1997           1996          1995            1994             1993
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
      Beginning of Year                          $18.10         $15.37         $12.46          $15.11           $16.45

Income from
      Investment Operations
        Net investment income (loss)                .12            .37           (.01)            .04             (.06)
        Net realized and unrealized
          gain (loss) on securities                5.13           4.40           3.86           (2.53)             .37
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Income                 5.25           4.77           3.85           (2.49)             .31
---------------------------------------------------------------------------------------------------------------------------

Less:  Distributions
       Net investment income                        .15            .35            .01             .04
       Capital gains                               1.42           1.69            .93             .12             1.65
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                1.57           2.04            .94             .16             1.65
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                     $21.78         $18.10         $15.37          $12.46           $15.11
===========================================================================================================================

Total Return                                      29.2%          31.0%          31.0%          -16.5%             2.0%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year                    $180,724,468   $147,905,695    $96,738,857     $88,277,270     $136,110,294
Ratio of operating expenses to
  average net assets *                             1.8%           1.8%           2.3%            2.4%             2.2%
Ratio of net investment
  income (loss) to average net assets               .8%           2.2%           (.1%)            .3%             (.3%)
Portfolio turnover rate                           52.0%          61.4%          55.4%           69.6%            50.8%
Average commission rate paid                          *              *              *               *                *
Shares outstanding, end of year               8,295,837      8,171,707      6,295,777       7,085,466        9,008,802


* The Fund's expense ratio for 1993 - 1995 includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee and, therefore, may appear higher than those of other mutual funds. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold. Beginning in 1996 the Fund changed its accounting presentation to extract imputed brokerage commissions from its expense ratio in order to make it easier to compare our Fund to other funds which do not have a similar fee structure. Based upon the imputed brokerage commission calculation the average commission rate paid for 1997 and 1996 was $.0845 and $.0771 per share, respectively.


See notes to financial statements.

GINTEL FUND NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 1997

(NOTE A) ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) - SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required.

3.  Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C) - INVESTMENT ADVISORY AGREEMENT:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(NOTE D) - ADMINISTRATIVE SERVICES AGREEMENT:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(NOTE E) - IMPUTED COMMISSIONS:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the year ended December 31, 1997, the Fund has estimated imputed brokerage commissions to be $566,000 which decreased administrative expense, and thereby increased net investment income and unrealized capital gains by $566,000 and $4,000, respectively, and decreased realized capital gains by $570,000.

GINTEL FUND NOTES TO FINANCIAL STATEMENTS  (CONTINUED)         DECEMBER 31, 1997


(NOTE F) - LINE OF CREDIT:
The Fund has a bank line of credit of $15,000,000. Interest is payable at the Prime Rate. Loans are collateralized by securities owned by the Fund. At December 31, 1997, the Fund had no outstanding borrowings.

(NOTE G) - OTHER MATTERS:

1.  Investments

Unrealized appreciation at December 31, 1997                    $ 75,673,485
Unrealized depreciation at December 31, 1997                      (5,504,374)
Imputed Commissions on securities owned                             (450,000)
                                                                ------------
                                                                $ 69,719,111
                                                                ============


                                                                    Year Ended
                                                             December 31, 1997
                                                             -----------------

Purchases of securities other than short-term investments       $  75,703,600
Sales of securities other than short-term investments           $  73,958,400

2. Related Party Transactions
During the year ended December 31, 1997, the Fund sold its entire holdings of Oneita Industries, Inc. at market value of $490,552 to a related individual. The Fund realized $5,179,738 of capital losses on the sale.


3.  Capital Stock (in shares)

                                               Year Ended December 31
                                               ----------------------
                                               1997              1996
                                               ----              ----
Shares issued                                426,934           538,198
Shares issued in connection with
   acquisition of Gintel ERISA Fund            ---           1,517,126
Shares reinvested                            516,578           575,010
Shares repurchased                          (819,382)         (754,404)
                                            --------          --------

          Net increase                       124,130         1,875,930
                                            ========          ========

REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel Fund as of December 31, 1997, and the related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                Richard A. Eisner & Company, LLP


New York, New York
January 22, 1998

                          GINTEL ASSET MANAGEMENT, INC.
                                  EQUITY STAFF



ROBERT M. GINTEL
       Robert Gintel has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Partner and founder of Gintel & Co., a member of the New York Stock Exchange and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations and is currently Vice Chairman of the Board of XTRA Corporation. Mr. Gintel has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.


CECIL A. GODMAN, III
       Mr. Godman joined the Gintel organization in 1985 after spending two years as a securities analyst with First Tennessee Investment Management, Inc., a $1.8 billion asset management subsidiary of First Tennessee National Corporation. He is a General Partner of Gintel & Co. and a director of Gintel Asset Management, Inc. Mr. Godman received his B.A. in Business Administration and Economics from Rhodes College in Memphis in 1982.


EDWARD F. CARROLL
       Mr. Carroll joined Gintel Asset Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 35-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

R. BAXTER BROWN
       Mr. Brown was an original partner of Robert Gintel and co-founding partner of Gintel & Co. After an absence of seventeen years during which he was Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management Inc. and a General Partner of Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.

E. CHARLES JALENAK
       Mr. Jalenak joined Gintel Asset Management in 1996 as Vice President after serving as Chief Investment Officer of a family-owned investment company. He has extensive experience in a wide variety of investment disciplines, including equities, fixed income, real estate and venture capital. Previously, Mr. Jalenak worked in the investment banking departments at Merrill Lynch & Co. (New York) and Morgan Keegan & Co. (Memphis), focusing on mergers, acquisitions, and debt and equity financing. Mr. Jalenak received a B.S. degree from Tulane University and an M.B.A. degree from the Wharton School of the University of Pennsylvania.

GINTEL FUND TRUSTEES AND OFFICERS

---------------------------------------------------------------------------------------
Robert M. Gintel          Chairman, Trustee, and Chief Executive Officer
                          Chairman and Chief Executive Officer, Gintel Asset Management, Inc.;
                          Senior Partner, Gintel & Co. Limited Partnership;  Vice Chairman and Director,
                          XTRA Corporation.

Thomas H. Lenagh          Trustee
                          Financial Consultant; formerly Chairman and Chief Executive Officer of Greiner Engineering Co.; Director, Adams Express Co., USLife Corp.,
                          ICN Biomedics, Inc., SCI Systems, Inc., Irvine Sensors Corp., CML
                          Inc., Clemente Global, Rexhall Inc.

Francis J. Palamara       Trustee
                          Business Consultant; previously Director and Executive Vice President of ARA Services, Inc.; formerly Executive Vice President and Chief
                          Operating Officer of the New York Stock Exchange, Inc.; Director,
                          Glenmede Fund, XTRA Corporation.

Russel R. Taylor          Trustee
                          Associate Professor of Management and Marketing, Director of H.W.
                          Taylor Institute of Entrepreneurial Studies, College of New Rochelle;
                          Founder of Russel Taylor, Inc.

Stephen G. Stavrides      Trustee, President, and Treasurer
                          President, Gintel Asset Management, Inc.; General Partner and Chief
                          Operating Officer, Gintel &  Co. Limited Partnership.

Donna K. Grippe           Secretary and Assistant Treasurer

                          INVESTMENT ADVISOR                  GINTEL GROUP
                          Gintel Asset Management, Inc.       Chase Global Funds Services Company
                          6 Greenwich Office Park             P. O. Box 2798
                          Greenwich, CT  06831-5197           Boston, MA  02208-2798
                          203 622-6400                        800 344-3092